UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2019

TRITON INTERNATIONAL LIMITED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street Hamilton HM12, Bermuda

(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 294-8033

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, $0.01 par value per share	“TRTN”	New York Stock Exchange
8.50% Series A Cumulative Redeemable Perpetual Preference Shares	“TRTN PR A”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bye-Laws; Change in Fiscal Year.

On June 17, 2019, an authorized committee of the board of directors of Triton International Limited (the “Company”) adopted a Certificate of Designations (the “Certificate of Designations”) to establish the preferences, limitations and relative rights of its 8.00% Series B Cumulative Redeemable Perpetual Preference Shares, par value $0.01 per share and with a liquidation preference of $25.00 per share (the “Series B Preference Shares”).

On June 19, 2019, the Company filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement, dated June 17, 2019 (the “Prospectus Supplement”) together with the accompanying prospectus, dated September 5, 2017 (the “Base Prospectus” and together with the Prospectus Supplement, the “Prospectus”) relating to the public offering of the Series B Preference Shares. The description of the terms of the Series B Preference Shares under the heading “Description of Series B Preference Shares” in the Prospectus Supplement and under the heading “Description of our Share Capital” in the Base Prospectus is incorporated by reference herein. Such description of the terms of Series B Preference Shares is not complete and is qualified in its entirety by reference to the complete text of the Certificate of Designations, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.	Other Events.

The Company expects to consummate the offer and sale of 5,000,000 Series B Preference Shares on June 24, 2019 pursuant to the terms and conditions of that certain Underwriting Agreement dated June 17, 2019 (the “Underwriting Agreement”) between and among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc., as representatives of the several underwriters listed in Schedule A thereto (the “Underwriters”). In the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 750,000 Series B Preference Shares.

The offer and sale of the Series B Preference Shares are being made pursuant the Prospectus (as described in Item 5.03 above) that was filed on June 19, 2019 with the Commission as part of the Company’s registration statement on Form S-3 (File No. 333-220340) under the Securities Act of 1933, as amended, which became effective on September 5, 2017 (the “Registration Statement”).

In connection with the offer and sale of the Series B Preference Shares, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the Certificate of Designations for the Series B Preference Shares (Exhibit 4.1 to this Current Report on Form 8-K), and (iii) the opinion of Appleby (Bermuda) Limited, as counsel to the Company, regarding the validity of the Series B Preference Shares and their related consent (Exhibits 5.1 and 23.1 to this Current Report on Form 8-K).

On June 17, 2019, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated June 17, 2019, by and between Triton International Limited and Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc., as representatives of the several underwriters listed in Schedule A thereto.

4.1	Certificate of Designations of 8.00% Series B Cumulative Redeemable Perpetual Preference Shares of Triton International Limited.

5.1	Opinion of Appleby (Bermuda) Limited regarding the validity of the Series B Preference Shares.

23.1	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.1).

99.1	Press Release, dated June 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2019	TRITON INTERNATIONAL LIMITED

	By:	/s/ John Burns
		Name:	John Burns
		Title:	Chief Financial Officer